UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2023

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2023, WW International, Inc. (the “Company”) announced that effective as of 11:59 p.m. on that same date, Amy Kossover resigned as Senior Vice President, Corporate Controller and Principal Accounting Officer of the Company and will leave the Company on September 1, 2023. Effective August 24, 2023, the Company appointed Nicole Haag, the Company’s Vice President, Internal Audit, as Corporate Controller and Principal Accounting Officer. Additionally, on August 21, 2023, the Compensation and Benefits Committee of the Board of Directors of the Company (the “Committee”) approved the following modifications to the compensation arrangements for Ms. Haag in connection with her assuming the role of Corporate Controller and Principal Accounting Officer: (i) a base salary increase, bringing her new base salary to $350,000 per annum effective August 24, 2023, (ii) an increase in her annual bonus target percentage to 40% of her base salary, provided, that, her fiscal 2023 annual, performance-based cash bonus shall be prorated to reflect her time as Vice President, Internal Audit of the Company and Corporate Controller and Principal Accounting Officer of the Company and her applicable annual target bonus percentage for such service, and (iii) an increase in her target aggregate annual equity award grant amount value to 40% of her base salary under the Company’s annual, long-term equity incentive compensation program commencing with her fiscal 2024 annual award, if any, as determined in the sole discretion of the Committee. Biographical information for Ms. Haag is set forth below.

Nicole Haag. Nicole Haag, age 54, has served as the Company’s Vice President, Internal Audit since January 2016. Ms. Haag previously served as the Company’s Assistant Corporate Controller from May 2005 through January 2016 and also held other positions in the internal audit and finance departments of the Company during her tenure with the Company. Ms. Haag began her career in the Assurance audit practice at PricewaterhouseCoopers LLP and has also held corporate finance and internal audit positions with health services companies. Ms. Haag received a B.B.A. from Hofstra University’s School of Business, with a major in Accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: August 24, 2023	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Chief Financial Officer